Exhibit 99.1

FINANCIAL PROJECTIONS

     Set forth below are consolidated projected operating and financial results prepared by Arch Wireless, Inc. ("Arch"), of which Arch Wireless Communications, Inc. (the "Registrant") is a wholly owned subsidiary, for filing with the United States Bankruptcy Court for the District of Massachusetts (the "Bankruptcy Court") in connection with Arch's filing of a voluntary petition for relief under chapter 11 of the U.S. Bankruptcy Code with the Bankruptcy Court. The accompanying financial projections were not prepared to comply with the guidelines for projected financial statements published by the American Institute of Certified Public Accountants. Arch's independent accountants and its financial advisors have not examined or compiled the accompanying projections and accordingly do not express an opinion or any other form of assurance with respect to the projections, assume no responsibility for the projections and disclaim any association with the projections.

     Neither Arch nor the Registrant publishes projections of their anticipated financial position or results of operations. Each of Arch and the Registrant disclaims any obligation to update the accompanying projections.

     Arch believes that the consolidated projections, as of the date of this filing, represent the most probable range of operating results and financial position and that the estimates and assumptions underlying the projections are reasonable. The estimates and assumptions may not be realized, however, and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Arch. There can be no assurance that the actual results will be within the ranges set forth in the accompanying projections and no representations are hereby made to that effect. Some assumptions underlying the projections inevitably will not materialize, and events and circumstances occurring subsequent to the date on which the projections were prepared may be different from those assumed or may be unanticipated, and therefore may affect financial results in a material and possibly adverse manner. The accompanying projections, therefore, are not, and may not be relied upon as, a guarantee or other assurance of the actual results that will occur.

------------------------------------------------------------------------------------------------------------
Combined (MgmtPlan)                       (Actual)       (Actual)                                 Total
12/03/2001 10:50                           Q1 2001        Q2 2001       Q3 2001     Q4 2001        2001
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Revenues:
Gross revenues                              $322,515        $298,545    $275,182    $257,831     $1,154,073
Cost of products sold                        (11,180)        (10,822)    (12,148)    (12,165)       (46,316)
                                       ---------------------------------------------------------------------
  Net revenues                               311,335         287,723     263,033     245,666      1,107,757
                                       ---------------------------------------------------------------------
Operating Expenses:
Service, rental & maint.                      79,821          75,132      74,544      71,447        300,944
Selling                                       35,926          38,282      33,517      31,776        139,502
General & administrative                     106,792          96,684      94,815      86,409        384,700
                                       ---------------------------------------------------------------------
  Total expenses                             222,539         210,098     202,876     189,632        825,146
                                       ---------------------------------------------------------------------
Operating cash flow                           88,795          77,625      60,157      56,034        282,611
Interest expense, net                         62,769          51,600      64,808      39,696        218,872
Depreciation & amort.                        242,048         205,362      39,641      40,979        528,030
Provision for asset impairment                               976,440                                976,440
Restructuring charge                                                       7,455                      7,455
Extraordinary item                           (14,956)        (19,273)                      0        (34,229)
Accounting change                              6,794                                                  6,794
Other (income) expense                         8,452           8,308      14,265     (13,778)        17,247
                                       ---------------------------------------------------------------------
Income (loss) before taxes                  (216,311)     (1,144,812)    (66,012)    (10,863)    (1,437,998)
Income taxes                                 (35,500)        (82,500)       (500)     (3,494)      (121,994)
                                       ---------------------------------------------------------------------
Net income (loss)                          ($180,811)    ($1,062,312)   ($65,512)    ($7,369)   ($1,316,004)
---------------------------------------=====================================================================
OPERATING MARGINS
Total operating margin                         28.5%           27.0%       22.9%       22.8%          25.5%
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Combined (MgmtPlan)                                                                                Total
12/03/2001 10:50                            Q1 2002        Q2 2002       Q3 2002     Q4 2002        2002
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Revenues:
Gross revenues                              $243,882        $231,450    $220,792    $212,009       $908,132
Cost of products sold                        (12,262)        (12,414)    (12,661)    (13,024)       (50,361)
                                       ---------------------------------------------------------------------
  Net revenues                               231,620         219,036     208,131     198,985        857,771
                                       ---------------------------------------------------------------------
Operating Expenses:
Service, rental & maint.                      69,158          65,011      62,037      60,164        256,369
Selling                                       29,979          27,432      26,163      25,323        108,897
General & administrative                      78,543          73,641      69,083      65,523        286,790
                                       ---------------------------------------------------------------------
  Total expenses                             177,680         166,084     157,283     151,009        652,056
                                       ---------------------------------------------------------------------
Operating cash flow                           53,940          52,951      50,848      47,976        205,715
Interest expense, net                              0           8,000       8,000       7,805         23,805
Depreciation & amort.                         49,361          43,176      45,861      48,468        186,865
Provision for asset impairment                                                                            0
Restructuring charge                          11,279           5,006       1,517       1,153         18,955
Extraordinary item                        (1,448,540)                                            (1,448,540)
Accounting change                                                                                         0
Other (income) expense                         1,000           1,000       1,000       1,000          4,000
                                       ---------------------------------------------------------------------
Income (loss) before taxes                 1,440,841          (4,230)     (5,530)    (10,450)     1,420,630
Income taxes                                                       0           0           0              0
                                       ---------------------------------------------------------------------
Net income (loss)                         $1,440,841         ($4,230)    ($5,530)   ($10,450)    $1,420,630
---------------------------------------=====================================================================
OPERATING MARGINS
Total operating margin                         23.3%           24.2%       24.4%       24.1%          24.0%
------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
Combined (MgmtPlan)
12/03/2001 10:50                              2003           2004         2005        2006
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
INCOME STATEMENT
Revenues:
Gross revenues                              $775,067        $702,689    $657,921    $635,431
Cost of products sold                        (46,476)        (48,922)    (50,234)    (50,712)
                                       ------------------------------------------------------
  Net revenues                               728,591         653,767     607,688     584,719
                                       ------------------------------------------------------
Operating Expenses:
Service, rental & maint.                     223,814         201,629     174,637     149,442
Selling                                       92,980          87,843      84,041      83,320
General & administrative                     234,674         203,814     186,103     173,744
                                       ------------------------------------------------------
  Total expenses                             551,467         493,286     444,781     406,506
                                       ------------------------------------------------------
Operating cash flow                          177,123         160,481     162,906     178,214
Interest expense, net                         28,097          23,906      20,931      20,397
Depreciation & amort.                        217,094         190,993      89,828      80,327
Provision for asset impairment
Restructuring charge                           7,191           2,667       1,814         940
Extraordinary item
Accounting change
Other (income) expense                         4,000           4,000       4,000       4,000
                                       ------------------------------------------------------
Income (loss) before taxes                   (79,260)        (61,086)     46,333      72,550
Income taxes                                   5,298           6,497      16,012      24,896
                                       ------------------------------------------------------
Net income (loss)                           ($84,557)       ($67,583)    $30,321     $47,654
---------------------------------------======================================================
OPERATING MARGINS
Total operating margin                         24.3%           24.5%       26.8%       30.5%
---------------------------------------------------------------------------------------------

             OPERATING ASSUMPTIONS REFLECT DOMESTIC OPERATIONS ONLY